Charter National Life Insurance Company

Charter National Variable Annuity Account

Supplement, dated January 2, 2009, to

The Scudder Horizon Plan Variable Annuity Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable annuity contracts issued by Charter National Life Insurance Company.

The following replaces the sixth paragraph of the “Full and Partial Surrenders” section of the prospectus:

To make a partial surrender, you should send us a written request or call us, if you have a valid telephone transfer request form on file with us. You may make a full surrender only by sending us a written request. We will calculate the Account Value payable to you upon a full or partial surrender at the price next computed after we receive your surrender request, subject to the “General Provisions – Delay of Payment and Transfers” section of this prospectus.

The following is added to the “General Provisions – Delay of Payment and Transfers” section of the prospectus:

We may postpone paying any amount for a full or partial surrender to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a full or partial surrender will be paid within seven days.